Exhibit 99.1

NEWS RELEASE

Range Resources Corporation Announces Extension of its Previously Announced Offers and Consent

Solicitations for Memorial Resource Development Corp.’s 5.875% Senior Notes and all of Range

Resources’ Senior Subordinated Notes to Coincide with Expected Closing of Range’s Acquisition of

Memorial

FORT WORTH, TEXAS, August 31, 2016 – RANGE RESOURCES CORPORATION (“RANGE”) (NYSE: RRC) today announced that it has extended its previously announced exchange offers for certain of Range’s and Memorial Resource Development Corp.’s (“Memorial”) notes listed in the table below and the cash tender offers for Memorial’s notes listed below (collectively, the “Offers”), in order to coincide with the expected closing of Range’s acquisition of Memorial. Accordingly, the Offers will expire at 6:00 a.m. New York City time, on September 16, 2016 (the “Expiration Time”). All other applicable terms and conditions of the Offers remain unchanged.

As of 5:00 p.m. New York City time, August 30, 2016, the results of the Offers and the related consent solicitations are as follows:

Issuer	Title of Series of Existing Notes	CUSIP / ISIN	Aggregate Principal Amount Outstanding	Principal Amount of Existing Notes Validly Tendered (and not validly withdrawn)	Approximate Percentage of Existing Notes Validly Tendered
Memorial Resource Development Corp.	5.875% Senior Notes due 2022	58605QAB5	$600,000,000	For Exchange: $329,244,000 For Cash: $269,666,000	For Exchange: 54.87% For Cash: 44.94%

Range Resources Corporation	5.75% Senior Sub. Notes due 2021	75281AAM1	$500,000,000	$441,473,000	88.29%

Range Resources Corporation	5.00% Senior Sub. Notes due 2022	75281AAN9	$600,000,000	$563,997,000	94.00%

Range Resources Corporation	5.00% Senior Sub. Notes due 2023	75281AAQ2, 75281AAP4 /U75295AC6	$750,000,000	$737,668,000	98.36%
TOTAL			$2,450,000,000	$2,342,048,000	95.59%

Since the deadline for holders to validly withdraw tendered notes and validly revoke their consents expired at 5:00 p.m. New York City time, on August 16, 2016, any additional notes tendered and consents delivered may not be validly withdrawn or revoked, except as required by law. In addition, because the early tender deadline has expired at 5:00 p.m. New York City time, on August 16, 2016 (the “Early Tender Deadline”), the previously announced exchange and payment terms relating to periods after the Early Tender Deadline are now in effect until the Expiration Time.

The new Range notes to be issued in the Offers (the “New Notes”) have not been registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Only persons who certify that they are (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act or (ii) not “U.S. persons” and are outside of the United States within the meaning of Regulation S under the Securities Act, are authorized to receive and review the Offering Memorandum and Consent Solicitation Statement dated August 3, 2016. The complete terms and conditions of the Offers and the related consent solicitations are described in the Offering Memorandum and Consent Solicitation Statement dated August 3, 2016, an Offer to Purchase and Consent Solicitation Statement dated August 3, 2016, and the related letters of transmittal and consents, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent/tender agent and information agent in connection with the Offers and related consent solicitations, at (800) 967-5058 (U.S. toll-free) or (212) 269-5550 (banks and brokers) or by visiting www.dfking.com/rrc.

RANGE is a leading independent oil and natural gas producer with operations focused in stacked-pay projects in the Appalachian Basin. Range is headquartered in Fort Worth, Texas.

MEMORIAL is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas and oil properties in North Louisiana. Memorial is headquartered in Houston, Texas.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of transactions related to the proposed merger transaction involving Range and Memorial.

In connection with the merger, Range has filed with the SEC a registration statement on Form S-4 (333-211994) on June 13, 2016, as amended, which has been declared effective by the SEC and includes a joint proxy statement of Range and Memorial and also constitutes a prospectus of Range. Each of Range and Memorial also plan to file other relevant documents with the SEC regarding the merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. The definitive joint proxy statement/prospectus(es) for Range and/or Memorial will be mailed to shareholders of Range and/or Memorial, as applicable.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS REGARDING THE MERGER, INVESTORS AND SECURITY HOLDERS OF RANGE AND/OR MEMORIAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Range and Memorial, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s website at http://www.rangeresources.com/ under the heading “Investors” or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by Memorial will be available free of charge on Memorial’s website at http://www.memorialrd.com under the heading “Investor Relations” or by phone at 713-588-8339.

Participants in the Merger Solicitation

Range, Memorial and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Memorial is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 8, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions regarding the merger. Investors may obtain free copies of these documents from Range or Memorial using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and Memorial’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. Furthermore, the statements relating to the proposed transaction are subject to numerous risks and uncertainties, many of which are beyond Range’s or Memorial’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or Memorial’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and Memorial; the effects of the business combination of Range and Memorial, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; and actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce. Range’s and Memorial’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016 and June 30, 2016, recent Current Reports on Form 8-K, and other SEC filings, including the registration statement on Form S-4, as amended, that includes a joint proxy statement of Range and Memorial and constitutes a prospectus of Range, discuss some of the important risk factors identified that may affect these factors and Range’s and Memorial’s respective business, results of operations and financial condition. Range and Memorial undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.